UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08346

Morgan Stanley Eastern Europe Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley Eastern Europe Fund, Inc. (RNE)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2009

Morgan Stanley Eastern Europe Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2009, the Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) had total returns of 32.37%, based on net asset value, and 33.25% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index (the “Index”), a composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary which returned 30.48%. On June 30, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $11.10, representing a 7.0% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•	The MSCI Emerging Markets Eastern Europe Index returned 30.5% in the first half of 2009, outperforming the developed markets for the six-month period.

•

In the second quarter of 2009, the emerging markets had the strongest performance since the inception of the MSCI Emerging Markets Index in 1988. The markets rallied in light of an improvement in global credit markets and positive economic news from China. Eastern Europe outperformed the overall emerging markets index during the quarter.

•

Our overall stock selection contributed positively to performance. Stock selection in Russia was a strong contributor to performance; however, an underweight relative to the Index detracted. An underweight to Hungary and stock selection there were also positive.

•

Stock selection and an overweight allocation to Poland was the largest detractor from performance. Poland has been the worst performing market in the overall emerging markets index due to an underperforming financial sector and weak currency. The credit crisis, which has affected the smaller economies in Eastern Europe, also hurt sentiment across larger markets in the region such as Poland.

Management Strategies

•

Our strategy in Eastern Europe has been to differentiate within the region by focusing on countries that remain fundamentally healthy, with generally stable gross domestic product (GDP) growth and solid balance sheets. As a result of this strategy, we remain overweight Poland and the Czech Republic relative to the Index. We believe that each country and their respective financial systems are less exposed to the risks that are present in other parts of Eastern Europe. In addition, we believe both have the competitive advantage of a well-educated and highly skilled workforce, which will likely support strong productivity growth. This, along with substantial foreign direct investment, has historically played the most important role in a nation’s long-term economic development. Once global credit conditions improve, we believe these economies should be able to resume the natural growth path that will eventually put them in line with richer Western European counterparts.

Morgan Stanley Eastern Europe Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

•

The Fund’s largest absolute country weight is Russia, though we remain slightly underweight relative to the Index. Russia is the second-largest consumer market in Europe, and we continue to favor the large domestic franchise consumer names in the Fund’s portfolio. The Fund is underweight the gas sector.

•	Overall, the Fund remains underweight highly cyclical companies dependent on a global growth recovery. Thus, we remain underweight commodities and energy in the portfolio.

•

While the conditions are not in place for a major new bull market to begin, in our view, a bear market is not the only other alternative. We expect emerging markets to continue to grow relatively faster than their developed counterparts, thus offering, in our view, a compelling combination of stronger growth prospects with attractive valuations. Emerging markets consumers — in sharp contrast to their U.S. counterparts — remain underleveraged. Thus, as global credit markets stabilize, domestic consumption in emerging markets should resume, in our opinion. We favor companies whose earnings are driven by domestic demand within emerging markets.

Sincerely,

Randy Takian
President and Principal Executive Officer	July 2009

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were higher than the peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were acceptable given the services provided. The Board also concluded that performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (99.5%)
(Unless Otherwise Noted)
Czech Republic (8.3%)
Commercial Banks
Komercni Banka A.S.	11,100	$1,535

Diversified Telecommunication Services
Telefonica O2 Czech Republic A.S.	41,585	945

Electric Utilities
CEZ A.S.	36,000	1,622
		4,102
Hungary (3.1%)
Pharmaceuticals
Richter Gedeon Nyrt	8,390	1,506

Kazakhstan (0.8%)
Metals & Mining
KazakhGold Group Ltd. GDR (a)	65,903	398

Poland (14.1%)
Commercial Banks
Bank Handlowy w Warszawie S.A. (a)	4,550	72
Bank Pekao S.A. (a)	53,474	1,933
Bank Zachodni WBK S.A. (a)	15,792	448
Powszechna Kasa Oszczednosci Bank Polski S.A.	198,761	1,600
		4,053
Diversified Telecommunication Services
Telekomunikacja Polska S.A.	18,101	88

Media
Cyfrowy Polsat S.A.	122,568	593
Multimedia Polska S.A.	242,121	504
		1,097
Multiline Retail
Eurocash S.A.	221,609	719

Textiles, Apparel & Luxury Goods
LPP S.A. (a)	2,567	951
		6,908
Russia (73.2%)
Beverages
Efes Breweries International N.V. GDR (a)	64,000	544

Commercial Banks
Sberbank	2,576,582	3,245

Diversified Telecommunication Services
Vimpel-Communications OJSC ADR (a)	223,500	2,631

Electric Utilities
RusHydro (a)	19,754,053	740
RusHydro GDR (a)	471,348	1,786
		2,526
Food & Staples Retailing
Magnit OAO GDR	248,266	2,206
X5 Retail Group N.V. GDR (a)	125,740	1,923
		4,129
Food Products
Wimm-Bill-Dann Foods OJSC ADR (a)	48,300	2,654

Independent Power Producers & Energy Traders
OGK-4 OJSC (a)	36,663,337	1,177

Media
CTC Media, Inc. (a)	192,628	2,277

Metals & Mining
Polyus Gold Co. ADR (a)	5,000	103
Polyus Gold Co. ADR (a)	76,365	1,581
		1,684
Oil, Gas & Consumable Fuels
Gazprom OAO ADR	117,949	2,403
LUKOIL OAO ADR	154,759	6,914
Rosneft Oil Co. GDR	489,200	2,685
		12,002
Transportation Infrastructure
Novorossiysk Commercial Sea Port GDR	94,829	911

Wireless Telecommunication Services
Mobile Telesystems OJSC ADR	59,131	2,184
		35,964
TOTAL COMMON STOCKS (Cost $49,020)		48,878
SHORT-TERM INVESTMENT (0.2%)
United States (0.2%)
Investment Company
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (b) (Cost $116)	116,441	116
TOTAL INVESTMENTS (99.7%) (Cost $49,136) (c)		48,994
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)		150
NET ASSETS (100%)		$49,144

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(a)                                 Non-income producing security.

(b)                                See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

(c)                                 The approximate market value and percentage of total investments, $37,243,000 and 76.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Common Stocks
Beverages	$—	$544	$—	$544
Commercial Banks	—	8,833	—	8,833
Diversified Telecommunication Services	2,631	1,033	—	3,664
Electric Utilities	—	4,148	—	4,148
Food & Staples Retailing	—	4,129	—	4,129
Food Products	2,654	—	—	2,654
Independent Power Producers & Energy Traders	—	1,177	—	1,177
Media	2,277	1,097	—	3,374
Metals & Mining	103	1,979	—	2,082
Multiline Retail	—	719	—	719
Oil, Gas & Consumable Fuels	—	12,002	—	12,002
Pharmaceuticals	—	1,506	—	1,506
Textiles, Apparel & Luxury Goods	—	951	—	951
Transportation Infrastructure	$—	$911	$—	$911
Wireless Telecommunication Services	2,184	—	—	2,184
Total Common Stocks	9,849	39,029	—	48,878
Short-Term Investment
Investment Company	116	—	—	116
Total Assets	9,965	39,029	—	48,994
Total	$9,965	$39,029	$—	$48,994

Portfolio Composition

Classification	Percentage of Total Investments
Oil, Gas & Consumable Fuels	24.5%
Commercial Banks	18.0
Electric Utilities	8.5
Food & Staples Retailing	8.4
Diversified Telecommunication Services	7.5
Media	6.9
Food Products	5.4
Other*	20.6
Short-Term Investment	0.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009

Financial Statements

Statement of Assets and Liabilities

June 30, 2009 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $49,020)	$48,878
Investment in Security of Affiliated Issuer, at Value (Cost $116)	116
Total Investments in Securities, at Value (Cost $49,136)	48,994
Dividends Receivable	343
Tax Reclaim Receivable	3
Foreign Currency, at Value (Cost $1)	1
Receivable from Affiliate	— @
Other Assets	1
Total Assets	49,342
Liabilities:
Payable For:
Investment Advisory Fees	68
Professional Fees	50
Custodian Fees	30
Administration Fees	3
Other Liabilities	47
Total Liabilities	198
Net Assets
Applicable to 4,116,255 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$49,144
Net Asset Value Per Share	$11.94
Net Assets Consist of:
Common Stock	$41
Paid-in Capital	89,099
Accumulated Net Investment Loss	(50)
Accumulated Net Realized Loss	(39,810)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(136)
Net Assets	$49,144

@ Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Operations

Six Months Ended June 30, 2009 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $42 of Foreign Taxes Withheld)	$707
Interest from Securities of Unaffiliated Issuers	13
Dividends from Security of Affiliated Issuer	1
Total Investment Income	721
Expenses:
Investment Advisory Fees (Note B)	320
Professional Fees	49
Custodian Fees (Note D)	36
Proxy Fees	28
Administration Fees (Note C)	17
Stockholder Reporting Expenses	9
Stockholder Servicing Agent Fees	4
Directors’ Fees and Expenses	1
Other Expenses	16
Expenses Before Non Operating Expenses	480
Bank Overdraft Expense	1
Total Expenses	481
Rebate from Morgan Stanley Affiliates (Note G)	— @
Expense Offset (Note D)	— @
Net Expenses	481
Net Investment Income	240
Net Realized Gain (Loss) on:
Investments	(11,725)
Foreign Currency Transactions	(10)
Net Realized Loss	(11,735)
Change in Unrealized Appreciation (Depreciation) on:
Investments	23,504
Foreign Currency Exchange Contracts and Translations	6
Change in Unrealized Appreciation (Depreciation)	23,510
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	11,775
Net Increase in Net Assets Resulting from Operations	$12,015

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited) (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$240	$(980)
Net Realized Loss	(11,735)	(26,619)
Net Change in Unrealized Appreciation (Depreciation)	23,510	(76,105)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,015	(103,704)
Distributions from and/or in Excess of:
Net Realized Gain	—	(20,991)
Capital Share Transactions:
Repurchase of Shares (0 and 1,700 shares)	—	(14)
Total Increase (Decrease)	12,015	(124,709)
Net Assets:
Beginning of Period	37,129	161,838
End of Period (Including Distributions in Excess of Net Investment Income of $(50) and $(290))	$49,144	$37,129

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2009 (unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.02		$39.30	$37.53	$28.90	$29.91	$29.46
Net Investment Income (Loss)†	0.06		(0.24)	(0.36)	(0.21)	(0.32)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.86		(24.94)	14.09	16.55	9.85	8.91
Total from Investment Operations	2.92		(25.18)	13.73	16.34	9.53	8.81
Distributions from and/or in excess of:
Net Investment Income	—		—	(0.56)	—	—	—
Net Realized Gain	—		(5.10)	(11.55)	(7.48)	(10.54)	(8.39)
Total Distributions	—		(5.10)	(12.11)	(7.48)	(10.54)	(8.39)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		—	—	(0.23)	—	—
Anti-Dilutive Effect of Share Repurchase Program	—		0.00 ‡	0.15	—	—	0.03
Net Asset Value, End of Period	$11.94		$9.02	$39.30	$37.53	$28.90	$29.91
Per Share Market Value, End of Period	$11.10		$8.33	$38.11	$39.84	$34.59	$27.63
TOTAL INVESTMENT RETURN:
Market Value	33.25	%#	(74.27)%	27.42%	42.50%	67.53%	43.21%
Net Asset Value(1)	32.37	%#	(73.01)%	39.59%	60.72%	29.25%	34.14%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$49,144		$37,129	$161,838	$157,393	$103,627	$107,266
Ratio of Expenses to Average Net Assets(2)	2.41	%*+	2.15%+	1.99%+	2.06%	2.10%	1.92%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.41	%*+	2.14%+	1.98%+	2.06%	2.10%	1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.20	%*+	(0.87) %+	(0.86) %+	(0.62)%	(1.00)%	(0.30)%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.00%§	N/A	N/A	N/A
Portfolio Turnover Rate	33	%#	117%	95%	102%	94%	128%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	N/A		2.19%+	2.04%+	2.10%	2.14%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	N/A		(0.91) %+	(0.91) %+	(0.66)%	(1.04)%	(0.31)%

(1)         Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†                 Per share amount is based on average shares outstanding.

‡                 Amount is less than $0.005 per share.

+                The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*                Annualized

#                Not Annualized

§                Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements

Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Eastern European country issuers and in debt securities issued or guaranteed by Eastern European country government or governmental entities. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Eastern European country issuers or debt securities issued or guaranteed by Eastern European country government or governmental entities, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.             Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.             Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities’ markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

3.             Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a currency exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective December 29, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)
Foreign Currency Contracts	Realized Gain (Loss) on Foreign Currency Exchange Contracts	$—	@

Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)
Foreign Currency Contracts	Change in Unrealized Appreciation (Depreciation) on Foreign Currency Exchange Contracts	$—	@

@ Amount is less than $500.

All open derivative positions at period end are reflected on the Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period for the Fund.

4.             Fair Value Measurement: In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

5.             Subsequent Event: In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

6.             Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.60% of the Fund’s average weekly net assets. As of July 1, 2009, the Adviser has voluntarily agreed to waive 0.05% of its advisory fee. This waiver is voluntary and may be terminated at any time.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2009, no administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.    Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$11,574	$9,417	$15,490	$34,576

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating loss, and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$3,139	$(1,368)	$(1,771)

At December 31, 2008, the Fund had no distributable earnings on a tax basis.

At June 30, 2009, the U.S. Federal income tax cost basis of investments was approximately $49,136,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $142,000 of which $9,195,000 related to appreciated securities and $9,337,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital, currency and PFIC losses of approximately $22,174,000, $54,000 and $150,000, respectively.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

At December 31, 2008, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $5,221,000 to offset against future capital gains which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.    Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio. For the six months ended June 30, 2009, advisory fees paid were reduced by less than $500 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$482	$4,126	$4,492	$1	$116

During the six months ended June 30, 2009, the Fund made purchases and sales totaling approximately $13,278,000 and $12,983,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2009, the Fund incurred approximately $5,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.    Other: Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the six months ended June 30, 2009, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 1,560,676 of its shares at an average discount of 16.06% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

On October 24, 2008, a special meeting of stockholders was held for the purpose of voting on a proposal to amend the Fund’s investment restriction regarding concentration of investments in any one industry. Under the amended investment restriction as proposed, the Fund will be required to invest between 25 percent and 35 percent of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25 percent or more of the Fund’s benchmark index (the “Benchmark Index”). The Fund’s current Benchmark Index is the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index. The Benchmark Index is a composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. The Board may approve a new Benchmark Index in the future. The Fund will be required to notify its stockholders of any investments of 25 percent or more of the Fund’s total assets in an industry in its next semi-annual or annual report. Such notice will, to the extent applicable, include a discussion of any increased investment risks particular to such industry to which the Fund may be exposed.

As of June 30, 2009, the Fund was concentrated in Oil, Gas and Consumable Fuels with 24.3% of its assets invested in the securities of issuers in that industry. The profitability of companies in the oil, gas and consumable fuels industry is related to worldwide energy prices, exploration and production spending. Such companies also are subject to risks of changes in interest rates, exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where oil, gas and consumable fuels companies are located or do business. Oil, gas and consumable fuels exploration and production can be significantly affected by natural disasters and may be at risk for environmental damage claims.

I.     Supplemental Proxy Information: On June 17, 2009, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Michael Bozic	2,626,363	781,166
Michael F. Klein	2,626,697	780,832
W. Allen Reed	2,634,596	772,933

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Fund Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric Carlson, Paul C. Psaila and Ruchir Sharma, each a Managing Director of the Adviser.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in February 2002. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in September 1996. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in December 2003.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-(800) 231-2608

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Eastern Europe Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	James W. Garrett
Treasurer and Chief Financial Officer
James F. Higgins
Carsten Otto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CERNESAN
IU09-03428I-Y06/09

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Eastern Europe Fund, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 20, 2009